EXHIBIT 99.3

Forward Looking Statements
--------------------------
This analyst presentation includes "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such statements may include, but are not limited to, statements about the benefits of the proposed merger between Pfizer and Wyeth, including future financial and operating results, the combined company's plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of Pfizer's and Wyeth's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the possibility that the expected synergies from the proposed merger of Pfizer and Wyeth will not be realized, or will not be realized within the expected time period, due to, among other things, the impact of pharmaceutical industry regulation and pending legislation that could affect the pharmaceutical industry; the ability to obtain governmental and self-regulatory organization approvals of the merger on the proposed terms and schedule; the failure of Wyeth stockholders to approve the merger; the risk that the businesses will not be integrated successfully; disruption from the merger making it more difficult to maintain business and operational relationships; the possibility that the merger does not close, including, but not limited to, due to the failure to satisfy the closing conditions; Pfizer's and Wyeth's ability to accurately predict future market conditions; dependence on the effectiveness of Pfizer's and Wyeth's patents and other protections for innovative products; the risk of new and changing regulation and health policies in the U.S. and internationally and the exposure to litigation and/or regulatory actions. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in Pfizer's 2007 Annual Report on Form 10-K, Wyeth's 2007 Annual Report on Form 10-K and each company's other filings with the Securities and Exchange Commission (the "SEC") available at the SEC's Internet site (http://www.sec.gov).

Additional Information
----------------------
In connection with the proposed merger, Pfizer will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Wyeth that also constitutes a prospectus of Pfizer. Wyeth will mail the proxy statement/prospectus to its stockholders. Pfizer and Wyeth urge investors and security holders to read the proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC's website (www.sec.gov). You may also obtain these documents, free of charge, from Pfizer's website, www.pfizer.com, under the tab "Investors" and then under the tab "SEC Filings". You may also obtain these documents, free of charge, from Wyeth's website, www.wyeth.com, under the heading "Investor Relations" and then under the tab "Financial Reports/SEC Filings".

Pfizer, Wyeth and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Wyeth stockholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Wyeth stockholders in connection with the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about Pfizer's executive officers and directors in its definitive proxy statement filed with the SEC on March 14, 2008. You can find information about Wyeth's executive officers and directors in its definitive proxy statement filed with the SEC on March 14, 2008. You can obtain free copies of these documents from Pfizer and Wyeth using the contact information above.

[Pfizer LOGO]

--------------------------------------------------------------------------------

                          Creating the World's Premier
                          Biopharmaceutical Company



--------------------------------------------------------------------------------


                                                       January  26, 2009

Forward-Looking Statements and
Non-GAAP Financial Information
--------------------------------------------------------------------------------

|X| Discussions during this conference call will include forward-looking statements. Actual results could differ materially from those projected in the forward-looking statements. The factors that could cause actual results to differ are discussed in Pfizer's 2007 Annual Report on Form 10-K and in our reports on Form 10-Q and Form 8-K.

|X| Discussions during this during this conference call will include certain financial measures that were not prepared in accordance with U.S. generally accepted accounting principles. Reconciliations of those non-U.S. GAAP financial measures to the most directly comparable U.S. GAAP financial measures can be found in Pfizer's Current Reports on Form 8-K dated January 26, 2009.

|X| These reports are available on our website at www.pfizer.com in the "Investors--SEC Filings" section.

                                 [Pfizer LOGO]

                          Creating the World's Premier
                           Biopharmaceutical Company

[Pfizer LOGO]

--------------------------------------------------------------------------------


                                                            Jeff Kindler
                                    Chairman and Chief Executive Officer


--------------------------------------------------------------------------------

Creating the World's Premier
Biopharmaceutical Company
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      Extends Global Health Care Leadership

--------------------------------------------------------------------------------

|X|   Human, Animal, Consumer Health; Nutritionals

|X|   Primary and Specialty Care

|X|   Vaccines, Biologics and Small Molecules

|X|   Developed and Emerging Markets


--------------------------------------------------------------------------------

                       Strengthens Platforms for Improved,
                      Consistent and Stable Earnings Growth

--------------------------------------------------------------------------------

|X|   Definitively addresses revenue loss from Lipitor loss of exclusivity (LOE)

|X|   Forms broad, diversified portfolio of growth drivers

|X| Supports continuing progress in establishing a lower, more flexible cost base


--------------------------------------------------------------------------------

                       Drives Improved Performance Through
                         Unique, Flexible Business Model

--------------------------------------------------------------------------------

|X|   Focused, agile business units

|X|   Backed by resources, scale of global enterprise

|X|   Significant financial resources available for investment


--------------------------------------------------------------------------------

                      Enhances Ability to Meet Unmet Needs
                           of Patients, Physicians and
                                 Other Customers

--------------------------------------------------------------------------------

|X|   Augments in-line and pipeline portfolio in "invest to win" disease areas

|X|   Enhances scientific, manufacturing and pharmaceutical science capabilities

|X|   Provides the best opportunities for world class, high performing talent


--------------------------------------------------------------------------------
 Significantly Advances Each Stated Strategic Priority in a Single Transaction
--------------------------------------------------------------------------------

Pfizer Has Transformed Itself and
is Ready for This Acquisition
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
|  Primary  |  Specialty |            | Established |  Emerging  |   Animal   |
|   Care    |    Care    |  Oncology  |  Products   |   Markets  |    Health  |
-------------------------------------------------------------------------------

----------------------------------------------------------------
|   Research and    \                Business Units             \
| Biotherapeutics &  \ ------------------------------------------\
|   Bioinnovation    /   Development  /  Medical  /   Sales &    /
|      Center       /                /           /   Marketing  /
----------------------------------------------------------------

                  ----------------------------------------------        Customer
                  |                                             \       Focused
                  |               Manufacturing                  \
                  |                                              /
                  |                                             /
                  ----------------------------------------------

----------------------------------------------------------------
|                                                               \
|                   Supporting Functions                         \
|                                                                /
|                                                               /
----------------------------------------------------------------

--------------------------------------------------------------------------------
                    Well Positioned for the Wyeth Transaction
--------------------------------------------------------------------------------

6                         Creating the World's Premier Biopharmaceutical Company

Why Wyeth Is Right For Pfizer
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Each of Pfizer's Strategic Objectives Advanced in a Single Transaction
--------------------------------------------------------------------------------

------------------------------ -------------------------------------------------
       Stated Objective                    Wyeth Presence / Capability
------------------------------ -------------------------------------------------
------------------------------ -------------------------------------------------
 Become a Leader in Biologics  [checkmark] Enbrel, manufacturing excellence, pipeline
------------------------------ -------------------------------------------------
------------------------------ -------------------------------------------------
   Enter the Vaccines Market   [checkmark] Prevnar, strong late-stage pipeline
------------------------------ -------------------------------------------------
------------------------------ -------------------------------------------------
  Expand Invest to Win Areas   [checkmark] Augments in-line and pipeline
                                           portfolios in inflammation,
                                           neuroscience, oncology and infectious
                                           disease
------------------------------ -------------------------------------------------
     Strengthen Leadership     [checkmark] Solidifies leading position with new
      in Emerging Markets                  products
------------------------------ -------------------------------------------------
------------------------------ -------------------------------------------------
   Create New Opportunities    [checkmark] Increases breadth and depth of
   for Established Products                portfolio
------------------------------ -------------------------------------------------
    Invest in Complementary    [checkmark] Adds Consumer and Nutritionals
          Businesses                       businesses, strengthens Animal
                                           Health business
------------------------------ -------------------------------------------------
------------------------------ -------------------------------------------------
    Establishes a Lower and    [checkmark] Promotes long-term growth and
    More Flexible Cost Base                stability
------------------------------ -------------------------------------------------

7                         Creating the World's Premier Biopharmaceutical Company

Diversification by Therapies
--------------------------------------------------------------------------------

--------------------------------        --------------------------------
            Today                                Projected 2012
--------------------------------        --------------------------------

      [GRAPHIC OMITTED]                         [GRAPHIC OMITTED]



Capsugel                  2%            Capsugel                  1%
Animal Health             6%            Animal Health             6%
                                        Consumer                  5%
Oncology                  5%            Nutritional               3%
ID*                       4%
Other Specialty           8%            Oncology                  4%
                     -------            Inflammation              6%
  Total Specialty        17%            ID*                      10%
                     -------            Other Specialty          10%
                                                             -------
CV*                      27%              Total Specialty        30%
CNS*                     11%                                 -------
Urology                   6%
Other Primary            31%            CV*                       5%
                     -------            CNS*                     11%
  Total Primary          75%            Urology                   4%
                     -------            Other Primary            35%
                                                             -------
                                          Total Primary          55%
                                                             -------


* Infectious Disease (ID), Cardiovascular (CV), Central Nervous System (CNS)

8                         Creating the World's Premier Biopharmaceutical Company

Diversification by Platforms
--------------------------------------------------------------------------------

--------------------------------        --------------------------------
            Today                                Projected 2012
--------------------------------        --------------------------------

      [GRAPHIC OMITTED]                         [GRAPHIC OMITTED]

Capsugel                      2%        Consumer                      4%
Animal Health                 6%        Nutritional                   3%
Biologics                     2%        Capsugel                      1%
Small Molecule               90%        Animal Health                 6%
                                        Biologics                    11%
                                        Vaccines                      5%
                                        Small Molecule               70%



9                         Creating the World's Premier Biopharmaceutical Company

R&D Focus on Innovative Therapies in
Key Areas of Unmet Medical Need
--------------------------------------------------------------------------------

   Neuroscience         Inflammation         Oncology       Metabolic Disorders

[GRAPHIC OMITTED]    [GRAPHIC OMITTED]   [GRAPHIC OMITTED]   [GRAPHIC OMITTED]


            --------------------------------------------------------
                       Expands High Priority Disease Areas
                       and Enhances Biologics Capabilities
            --------------------------------------------------------


           [GRAPHIC OMITTED]    [GRAPHIC OMITTED]    [GRAPHIC OMITTED]

               Vaccines        Infectious Diseases    Biotherapeutics


10                        Creating the World's Premier Biopharmaceutical Company

Revenue Leadership in Key Product Areas
--------------------------------------------------------------------------------

                       [Pfizer LOGO]      +     [Wyeth LOGO]       =      [Pfizer LOGO + Wyeth LOGO]
---------------- ---------------------------------------------------------------------------------------
                  |X|   #1 Primary care      |X|   #9 Primary care          |X|   #1 Primary care
                        -   #1 CV                                                 -   #1 CV
                        -   #4 CNS                 -   #7 CNS                     -   #2 CNS

   Biopharma      |X|   #10 Specialty(1)     |X|   #8 Specialty(1)          |X|   #2 Specialty(1)
   Leadership           -   #3 ID                  -   #7 ID                      -   #2 ID
                                                   -   #4 Immunology              -   #4 Immunology
                        -   #9 Oncology                                           -   #8 Oncology

                                             |X|   #4 Vaccines              |X|   #4 Vaccines
---------------- ---------------------------------------------------------------------------------------

---------------- ---------------------------------------------------------------------------------------
                  |X|   #1 Animal Health     |X|   Complementary            |X|   Significantly
                                                   Animal Health                  diversified
Diversification                              |X|   #4 Consumer                    combined company
                                             |X|   Nutritionals             |X|   35% non-small
                                                                                  molecule/primary
                                                                                  care
---------------- ---------------------------------------------------------------------------------------

Source: IMS Data, Company estimates, Wall Street Research
(1) Specialty = products where predominant prescriber is a specialist (oncologist, rheumatologist, psychiatrist, pediatrician, etc.)

11                        Creating the World's Premier Biopharmaceutical Company

Revenue Leadership in Key Geographic Areas
--------------------------------------------------------------------------------


                       [Pfizer LOGO]      +     [Wyeth LOGO]       =      [Pfizer LOGO + Wyeth LOGO]
--------------------- ---------------------------------------------------------------------------------------
      Geographic
      Leadership
---------------------

|X|   US                 |X|   #1 (9% share)    |X|   #12 (3% share)      |X|   #1 (12% share)

|X|   Europe             |X|   #2 (7% share)    |X|   #10 (3% share)      |X|   #1 (10% share)

|X|   Asia (ex Japan)    |X|   #1 (6% share)    |X|   #12 (1% share)      |X|   #1 (7% share)

|X|   Japan              |X|   #1 (6% share)    |X|   #15+                |X|   #1 (6% share)

|X|   Latin America      |X|   #1 (6% share)    |X|   #15+                |X|   #1 (6% share)

|X|   Eastern Europe     |X|   #4 (6% share)    |X|   #15+                |X|   #4 (6% share)
      (CEER(1))

--------------------- ---------------------------------------------------------------------------------------

Source: Approximate share as reported by IMS Data, Company estimates and Wall
        Street Research
(1) Includes Belgium, Bulgaria, Czech Republic, Estonia, Hungary, Latvia, Lithuania, Luxembourg, Poland, Slovakia, Slovenia

12                        Creating the World's Premier Biopharmaceutical Company

Creating the Premier Health Care Portfolio
--------------------------------------------------------------------------------


   ---------------------------------         ---------------------------------
   |         [Pfizer LOGO]         |     \   |  [Pfizer LOGO + Wyeth LOGO]   |
   |                               |  ----   |                               |
   |  Total Revenue: ~$48 Billion  |     /   |  Total Revenue: ~$71 Billion* |
   ---------------------------------         ---------------------------------

--------------------------  --------------------------  --------------------------  --------------------------
                                                                Consumer/
          Primary                    Specialty                Nutritionals                 Animal Health
   2008 Revenue: ~$46B*        2008 Revenue: ~$17B*        2008 Revenue: ~$4B*          2008 Revenue: ~$4B*
--------------------------  --------------------------  --------------------------  --------------------------
|X|   CNS                   |X|   Oncology              |X|   Vitamins              |X|   Vaccines

|X|   CV                    |X|   Ophthalmology         |X|   Analgesics            |X|   Parasiticides

|X|   Women's Health        |X|   Inflammation          |X|   Cough / Cold          |X|   Anti-Infectives

|X|   Urology               |X|   Immunology            |X|   Infant / Children's
                                                              Formulas
|X|   Pain                  |X|   Psychosis

|X|   Alzheimer's Disease   |X|   Infectious

                            |X|   Vaccines

--------------------------  --------------------------  --------------------------  --------------------------

* Unaudited figures

13                        Creating the World's Premier Biopharmaceutical Company

Focused Business Units Backed by
Global Resources
--------------------------------------------------------------------------------

--------------------------------------   --------------------------------------
         Agility and Speed                            Scale and Reach
--------------------------------------   --------------------------------------
 |                                        |
 |-- Patient-centric decision making      |-- Diversification and stability
 |                                        |
 |-- Entrepreneurial culture              |-- Relevance to payors
 |                                        |
 |-- P&L responsibility                   |-- Fixed cost efficiencies
 |                                        |
 |-- Operational accountability           |-- Critical mass in key areas
 |                                        |
 |-- Ability to harness scale             |-- Financial strength and flexibility


--------------------------------------------------------------------------------
                     The Spirit of Small, the Power of Scale
--------------------------------------------------------------------------------

14                        Creating the World's Premier Biopharmaceutical Company

[Pfizer LOGO]

--------------------------------------------------------------------------------


                                                          Frank D'Amelio
                                                 Chief Financial Officer


--------------------------------------------------------------------------------

Income Statement Highlights
--------------------------------------------------------------------------------

($ Millions, Except Per-Share Amounts)

                         ------------------------------- -------------------------------
                                   Fourth Quarter                   Full Year
                         ------------------------------- -------------------------------
                            2008      2007      Change      2008      2007      Change
                         --------- ---------- ---------- --------- ---------- ----------
Reported Revenues         $12,346   $12,870        (4%)   $48,296    $48,418        --

Reported Net Income           266     2,724       (90%)     8,104      8,144        --

Reported Diluted EPS         0.04      0.40       (90%)      1.20       1.17         3%

Adjusted Revenues(1)       12,311    12,795        (4%)    48,341     48,209        --

Adjusted Income(1)          4,389     3,402        29%     16,366     15,113         8%

Adjusted Diluted EPS(1)      0.65      0.50        30%       2.42       2.18        11%

--------------------------------------------------------------------------------
     Adjusted Income(1) and Diluted EPS(1) Increased on Both a Quarterly and
         Full-Year Basis; Full-Year EPS Growth Outpacing Revenue Growth
--------------------------------------------------------------------------------

(1) Adjusted Income and its components and Adjusted Diluted EPS are defined as Reported Net Income and its components and Reported Diluted EPS, excluding Purchase Accounting Adjustments, Acquisition-Related Costs, Discontinued Operations and Certain Significant Items.

16                        Creating the World's Premier Biopharmaceutical Company

2008 Financial Guidance vs. Actual
--------------------------------------------------------------------------------

                               --------------------------------- -------------------------------
                                          Guidance                          Actual
                               --------------------------------- -------------------------------
Adjusted Revenues(1)                $48.0 to $49.0 Billion                $48.3 Billion            [checkmark]

Adjusted Total Costs(5)         Decrease of at least $2 Billion     Decrease of $2.8 Billion       [checkmark]
                                  versus 2006 on a constant         versus 2006 on a constant
                                      currency basis (3)               currency basis (3)

Adjusted Cost of Sales(1)(2)            15.0% to 15.5%                        14.6%                [checkmark]

Adjusted SI&A Expenses(1)           $14.4 to $14.7 Billion                $14.0 Billion            [checkmark]

Adjusted R&D Expenses(1)             $7.3 to $7.6 Billion                 $7.5 Billion             [checkmark]

Reported Diluted EPS                    $1.61 to $1.71                        $1.20                [checkmark]

Adjusted Diluted EPS(1)                 $2.36 to $2.41                        $2.42                [checkmark]

Effective Tax Rate(4)                   21.5% to 22.0%                       22.0%                 [checkmark]

--------------------------------------------------------------------------------
   Met Full-Year Revenue Guidance; Exceeded Full-Year Adjusted Diluted EPS(1)
              Guidance and Adjusted Total Cost(5) Reduction Target
--------------------------------------------------------------------------------

(1)   See Slide 16 for definition. (2) As a Percentage of Adjusted Revenues(1).
      (3) At 2006 Exchange Rates. (4) On Adjusted Income(1) (5) Adjusted Total Costs represents the total of Adjusted Cost of Sales(1), Adjusted SI&A(1) and Adjusted R&D(1).

17                        Creating the World's Premier Biopharmaceutical Company

2009 Financial Guidance
--------------------------------------------------------------------------------

                                                  -------------------------------------
                                                               Guidance(3)
                                                  -------------------------------------
Adjusted Revenues(2)                                     $44.0 to $46.0 Billion

Adjusted Cost of Sales(2) as a Percentage of                 14.5% to 15.5%
Adjusted Revenues(2)

Adjusted SI&A Expenses(2)                                $13.5 to $14.0 Billion

Adjusted R&D Expenses(2)                                  $7.1 to $7.5 Billion

Adjusted Other Income(2)                                  $500 to $700 Million

Reported Diluted EPS(5)                                      $1.34 to $1.49

Adjusted Diluted EPS(2)                                      $1.85 to $1.95

Effective Tax Rate(4)                                       Approximately 30%

Adjusted Total Cost(1) Reduction                  Absolute Net Savings of Approximately
                                                     $2 Billion by 2011 vs. 2008(6)

Dividends per Share (Qtr 2 - Qtr 4)                        $0.16 per quarter

--------------------------------------------------------------------------------
           2009 Guidance Includes $1 Billion Reinvestment in Business
--------------------------------------------------------------------------------

(1) Adjusted Total Costs represents the total of Adjusted Cost of Sales(2), Adjusted SI&A(2) and Adjusted R&D(2). (2) See Slide 16 for definition. (3) Except as noted, at January 2009 exchange rates. (4) On Adjusted Income(2). (5) Excludes potential effects of business development transactions not completed as of December 31, 2008 and of litigation-related matters not substantially resolved as of December 31, 2008. (6) At average 2008 exchange rates.

18                        Creating the World's Premier Biopharmaceutical Company

2009 Guidance Bridge
--------------------------------------------------------------------------------


                        --------------------------- ----------------------------
                            Adjusted Revenue(1)        Adjusted Diluted EPS(1)
                        --------------------------- ----------------------------

Full Year 2008 Results       $48.3 billion                       $2.42

Foreign Exchange             (~$3 billion)                     (~$0.21)

Effective Tax Rate(3)               -                          (~$0.21)

Pension Expense                     -                          (~$0.04)

Interest Income                     -                          (~$0.04)

2009 Guidance(2)          $44.0 - $46.0 billion             $1.85 - $1.95

--------------------------------------------------------------------------------
     2009 Underlying Business Performance Expected to be Comparable to 2008
--------------------------------------------------------------------------------

(1) See Slide 16 for definition. (2) At January 2009 exchange rates. (3) On Adjusted Income(1).


19                        Creating the World's Premier Biopharmaceutical Company

Financial Terms
--------------------------------------------------------------------------------

   Purchase Price   --->  |X|   Acquire all outstanding Wyeth common shares

                          |X|   Currently valued at $50.19 per share*

   Cash/Share Mix   --->  |X|   $33 per share in cash

                          |X| Current value of $17.19 per share in equity (fixed exchange ratio of 0.985)

          Funding   --->  |X|   Combination of cash, debt and equity

        Ownership   --->  |X|   Pfizer shareholders will own approximately 84%
                                of the stock in the combined company

Time to Accretion   --->  |X|   Second full year following close

Transaction Close   --->  |X|   Expected at end of Qtr 3 / Qtr 4 2009


--------------------------------------------------------------------------------
            Transaction Currently Valued at Approximately $68 Billion
--------------------------------------------------------------------------------

*Based upon Pfizer's January 23, 2009 closing price.

20                        Creating the World's Premier Biopharmaceutical Company

Transaction Funding
--------------------------------------------------------------------------------

                    ------------------------------------------
                                     Sources
                    ------------------------------------------
                            Cash             $22.5 Billion
                            Debt              22.5 Billion
                        Pfizer Stock          23.0 Billion
                    -------------------- ---------------------
                           Total             $68.0 Billion
                    ==================== =====================


|X|   Commitment from syndicate of banks for debt financing

      - JPMorgan, Bank of America Merrill Lynch, Barclays, Citigroup, Goldman Sachs

|X|   Anticipated credit ratings

      -     Moody's: A1/Stable long term, P1/affirmed short term

      -     S&P: AA/Stable long term, A1+/confirmed short term


--------------------------------------------------------------------------------
                Funding via Combination of Cash, Debt and Equity
--------------------------------------------------------------------------------

21                        Creating the World's Premier Biopharmaceutical Company

Meaningful Savings
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             $2B of Savings Announced Today Plus $4B of Deal Savings
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

---------------------------------- -------------------- -------------------------------------------------
          Savings Achieved            Savings Planned               Savings Planned Post-Close
              2007-2008                  2009-2011                        Qtr 4 2009-2012
---------------------------------- -------------------- -------------------------------------------------
$400 Million         $2.8 Billion       $2.0 Billion       $4.0 Billion       |X|  50% within 12 months

                                                                              |X|  75% within 24 months

                                                                              |X|  100% within 36 months

                                                                              |X|  Approx. 50% from SI&A;
                                                                                   remaining from R&D and
                                                                                   Manufacturing

                                    ------------------------------------
                                    |   Approx. 15% combined company   |
                                    |       workforce reduction        |
                                    ------------------------------------

---------------------------------- -------------------- -------------------------------------------------
   Wyeth              Pfizer            Pfizer


22                        Creating the World's Premier Biopharmaceutical Company

2012 Financial Targets
--------------------------------------------------------------------------------

-----------------------------  -------------------------------------------------
       Total Revenues          Comparable to pro forma 2008 results of ~$70
                               billion
-----------------------------  -------------------------------------------------
-----------------------------  -------------------------------------------------
Adjusted Operating Margin(1)   High 30%s to Low 40%s
-----------------------------  -------------------------------------------------
-----------------------------  -------------------------------------------------
   Adjusted Diluted EPS(1)     Comparable to Pfizer 2008 results of $2.42
-----------------------------  -------------------------------------------------
-----------------------------  -------------------------------------------------
     Operating Cash Flow       $20+ billion
-----------------------------  -------------------------------------------------
-----------------------------  -------------------------------------------------
        Cash Position          Net positive
-----------------------------  -------------------------------------------------
-----------------------------  -------------------------------------------------
  Portfolio Diversification    No product projected to represent more than
                               10% of revenues
-----------------------------  -------------------------------------------------

--------------------------------------------------------------------------------
               Transaction Addresses Revenue Loss from Lipitor LOE
--------------------------------------------------------------------------------

(1) Adjusted Income and its components and Adjusted Diluted EPS are defined as Reported Net Income and its components and Reported Diluted EPS, excluding Purchase Accounting Adjustments, Acquisition-Related Costs, Discontinued Operations and Certain Significant Items.

Note: These targets are subject to change as a result of potential material negative impacts related to foreign exchange fluctuations, macroeconomic volatility, industry-specific challenges, and changes to government healthcare policy, among other things.

23                        Creating the World's Premier Biopharmaceutical Company

The Right Transaction at the Right Time for the Right Reasons
--------------------------------------------------------------------------------

[checkmark]  Best Portfolio of Products, Pipeline and Capabilities in the
             Industry

[checkmark]  Strong Revenue Diversification from Stable, Growing Areas

[checkmark]  Leadership Positions in Key Growing Therapeutic Areas

[checkmark]  Combines Entrepreneurial, Focused Businesses with Global Scale

[checkmark]  Positioned for Sustainable Growth

[checkmark]  Focused on Delivering Patient-Centric, Innovative Therapies


--------------------------------------------------------------------------------
        Delivering Value to Patients, Shareholders and Other Stakeholders
--------------------------------------------------------------------------------

24                        Creating the World's Premier Biopharmaceutical Company

                                 [Pfizer LOGO]


                               The Premier Global
                            Biopharmaceutical Company